UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 16, 2008
Date of Report (Date of earliest event reported)
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25425	23-2934601
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 North Highway 31, P.O. Box 278, Pennington, New Jersey		08534
(Address of principal executive offices)		(Zip Code)

(609) 737-0426
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events
     On April 16, 2008, Mercer Insurance Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors had declared a cash dividend of $0.075 per share, payable on June 27, 2008 to shareholders of record on June 11, 2008. Also on April 16, 2008, the Company announced a stock repurchase program for up to 5% of its outstanding common stock. The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits:

99.1  Press release, dated April 16, 2008, of Mercer Insurance Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.

Dated: April 17, 2008	By:	/s/ David B. Merclean David B. Merclean
Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 16, 2008, of Mercer Insurance Group, Inc.